Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert W. Drummond, the President, Chief Executive Officer and Director of NexTier Oilfield Solutions Inc. (the “Company”), and Kenneth Pucheu, the Executive Vice President and Chief Financial Officer of the Company, hereby certify that:
1. The Annual Report on Form 10-K for the year ended December 31, 2022 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2023	By:	/s/ Robert W. Drummond
Robert W. Drummond
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: February 16, 2023	By:	/s/ Kenneth Pucheu
Kenneth Pucheu
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)